UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – May 28, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980)
 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980)
 345-1600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 28, 2020, Extended Stay America, Inc. (“Extended Stay”) held its 2020 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2020 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:
Item 1 – Election of Directors
At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce N. Haase	135,994,094	2,912,724	21,900,658
Douglas G. Geoga	135,996,625	2,910,193	21,900,658
Kapila K. Anand	135,158,832	3,747,986	21,900,658
Ellen Keszler	135,994,208	2,912,610	21,900,658
Jodie W. McLean	135,158,002	3,748,816	21,900,658
Thomas F. O’Toole	135,159,821	3,746,997	21,900,658
Richard F. Wallman	135,643,107	3,263,711	21,900,658
Item 2 – Advisory Vote on Executive Compensation
Extended Stay’s shareholders approved, on an advisory basis, the compensation paid to Extended Stay’s named executive officers as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,422,783	5,335,722	148,313	21,900,658
Item 3 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation
Extended Stay’s shareholders voted, on an advisory basis, that an advisory vote on executive compensation be held every year.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
134,332,242	69,799	4,425,565	79,212	21,900,658
Item 4 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm
Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,306,493	2,439,998	60,985	—

On May 28, 2020, ESH Hospitality, Inc. (“ESH REIT”) held its 2020 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2020 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:
Item 1 – Election of Directors
At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce N. Haase	387,512,937	3,153,920	21,912,521
Douglas G. Geoga	387,331,494	3,335,363	21,912,521
Kapila K. Anand	385,796,843	4,870,014	21,912,521
Neil T. Brown	386,159,632	4,507,225	21,912,521
Lisa Palmer	386,664,029	4,002,828	21,912,521
Steven E. Kent	387,146,536	3,520,321	21,912,521
Simon M. Turner	387,554,985	3,111,872	21,912,521
Item 2 – Advisory Vote on Executive Compensation
ESH REIT’s shareholders approved, on an advisory basis, the compensation paid to ESH REIT’s named executive officers as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
386,768,543	3,725,618	172,696	21,912,521
Item 3 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation
ESH REIT’s shareholders voted, on an advisory basis, that an advisory vote on executive compensation be held every year.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
386,106,559	69,326	4,419,316	71,656	21,912,521
Item 4 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm
ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
411,823,604	699,111	56,663	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: June 1, 2020	By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: June 1, 2020	By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary